                                  EXHIBIT 4.4

       COMMON STOCK                                          COMMON STOCK
          NUMBER                                                 SHARES
                               BIOCIRCUITS CORPORATION

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    THIS CERTIFICATE IS                               SEE REVERSE FOR CERTAIN
  TRANSFERABLE IN BOSTON,                                DEFINITIONS AND A
    MA AND NEW YORK, NY       INCORPORATED UNDER    STATEMENT AS TO THE RIGHTS,
                                THE LAWS OF THE     PREFERENCES, PRIVILEGES AND
                               STATE OF DELAWARE       RESTRICTIONS OF SHARES


    THIS CERTIFIES THAT

                                       SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.001 PER SHARE OF

                               BIOCIRCUITS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

                               BIOCIRCUITS CORPORATION
                                     INCORPORATED
                                       MARCH 7,
                                         1989
                                       DELAWARE

    /s/ Donald B. Hawthorne                                  /s/ John Kaiser

         SECRETARY                                          PRESIDENT AND CEO


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                               BIOCIRCUITS CORPORATION

    The Corporation is authorized to issue Common Stock and Preferred Stock.
The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.
    The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its principal office.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT _____ Custodian _____
TEN ENT--as tenants by the entireties                     (Cust)         (Minor)
JT TEN --as joint tenants with right               under Uniform Gifts to Minors
         of survivorship and not as                Act _______________
         tenant in common                                 (State)

                                   UNIF TRF MIN ACT____ Custodian (until age)___
                                         _______ under Uniform Transfers
                                         (Minor)
                                         to Minors Act _______
                                                       (State)


        Additional abbreviations may also be used though not in the above list.

    For Value received, _________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

     (NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF TRANSFEREE SHOULD BE
                            PRINTED OR TYPEWRITTEN)

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ________________________________


                                  _____________________________________________
                                                      SIGNATURE

                                  _____________________________________________
                                                      SIGNATURE


Signature Guaranteed:

___________________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL
BANK OR A MEMBER BROKER OF EITHER THE NEW YORK STOCK
EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST
STOCK EXCHANGE OR PACIFIC STOCK EXCHANGE

____________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.